Discontinued Operations	12 Months Ended
Sep. 30, 2013
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations

15. Discontinued Operations.

In August 2009 the Company sold its flatbed trucking company, SunBelt Transport, Inc. ("SunBelt"). SunBelt has been accounted for as discontinued operations in accordance with ASC Topic 205-20 Presentation of Financial Statements – Discontinued Operations. All periods presented have been restated accordingly.

In December 2010, a subsidiary of the Company, Florida Rock Properties, Inc., closed a bargain sale of approximately 1,777 acres of land in Caroline County, Virginia, to the Commonwealth of Virginia, Board of Game and Inland Fisheries. The purchase price for the property was $5,200,000, subject to certain deductions. The Company also donated $5,599,000 primarily for the value of minerals and aggregates and recognized a $2,126,000 permanent tax benefit. The $2,126,000 permanent tax benefit was recorded to income taxes receivable for $303,000 and offset to long-term deferred tax liabilities of $1,823,000. Actual realization of the $1,823,000 in deferred taxes will depend on taxable income, income tax rates, and income tax regulations over the 5 year carry forward period. The Company's book value of the property was $276,000.

A summary of discontinued operations is as follows (in thousands):

	2013	2012	2011

Revenue	$—	50	60
Operating expenses	—	(107)	(302)
Gain on sale before taxes	—	—	4,665
Income before income taxes	$—	157	5,027
Permanent tax benefit	—	—	2,126
Provision for taxes	—	(60)	(1,931)
Income from discontinued operations	$—	97	5,222

The amounts included in the above totals for the bargain sale is as follows (in thousands):

	2013	2012	2011

Revenue	$—	—	—
Operating expenses	—	—	—
Gain on sale before taxes	—	—	4,665
Income before income taxes	$—	—	4,665
Permanent tax benefit	—	—	2,126
Provision for taxes	—	—	(1,823)
Income from discontinued operations	$—	—	4,968